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                                                        EXHIBIT 10.32
            AMENDED AND RESTATED REVOLVING CREDIT NOTE
            ------------------------------------------
                             ("Note")

EQUITY INSURANCE MANAGERS, INC.
a Kentucky corporation
3201 Nicholasville Road
Lexington, Kentucky  40503

$400,000.00

DATE:  July 23, 1998

Executed at Lexington, Kentucky

        1. FOR VALUE RECEIVED, EQUITY INSURANCE MANAGERS, INC. ("Borrower"), promises to pay to the order of BANK ONE, KENTUCKY, NA, a national banking association (the "Bank"), the principal sum of FOUR HUNDRED THOUSAND DOLLARS ($400,000.00) or so much thereof as may be advanced by Bank and outstanding from time to time under this Note, and to pay interest from the date hereof on such principal amount from time to time outstanding at the per annum rate equal to the Prime rate of interest as declared by Bank from time to time and adjusted daily, all of such payments to be made in lawful money of the United States of America in immediately available funds, without defalcation. "Prime" rate of interest as used herein means a variable rate of interest announced from time to time by Bank as its prime rate whether or not such rate if otherwise published, which rate may not be Bank's lowest or best rate; provided, that in the event this Note is assigned to another holder which is a commercial bank, Prime rate shall mean the reference rate of interest established by such subsequent holder from and after the date of such assignment, as its prime rate from time to time. The Prime rate shall be adjusted each time and at the time the Bank's Prime rate changes.

        2. This Note is an amendment and restatement of the Note dated December 30, 1997. This Note evidences indebtedness of Borrower to Bank which indebtedness may increase or decrease from time to time and the total amount advanced pursuant hereto may exceed the face amount hereof; provided, however, the aggregate principal amount outstanding hereunder shall not exceed the face amount of this Note at any time. It is further contemplated that, by reason of payments hereon, there may be times when no indebtedness is owing hereunder, but notwithstanding such occurrences, this Note shall remain valid and shall continue to be in full force and effect as to Advances made subsequent to each such occurrence.

        3. Borrower shall repay this Note by paying all accrued interest monthly beginning on June 30, 1998 and continuing on the thirtieth day of each month until July 30, 1999 (the "Maturity Date") at which time all outstanding principal and accrued interest shall be due and payable in full. Interest on this Note will be computed on the basis of the actual number of days elapsed over an assumed year of 360 days. Borrower shall make each payment under this Note not later than 12:00 p.m. (Noon), Louisville, Kentucky, Eastern time, on the date when due, in lawful money of the United States of America, to Bank at 416 West Jefferson Street, Louisville, Kentucky 40202-3244, in immediately available funds. Borrower hereby authorizes Bank to charge against any account of Borrower with Bank containing unrestricted funds any amount so due. Whenever any payment to be made under this Note shall be stated to be due on a Saturday, Sunday or a public holiday or banking holiday, such payment

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shall be made on the next succeeding Domestic Business Day, and such extension of time shall be in such case included in the computation of the payment of interest.

        4. If any amount due hereunder is past due for more than fifteen (15) days (whether by lapse of time or by reason of acceleration under the provisions hereof), or upon the occurrence of any Event of Default defined hereinbelow, the interest rate on the entire principal balance and all matured interest installments outstanding shall increase by three percent (3%) per annum and shall continue at that rate as long as any amount due is more than fifteen (15) days late; provided, however, that the total interest rate charged Borrower shall not exceed the maximum rate of interest allowed by law and if such increased rate of interest exceeds the maximum amount permitted under applicable law in such circumstances, the amount of the increased interest rate shall be increased by such lesser maximum amount as legally may be allowed, and Bank's entitlement to such sum shall be in addition to, and not in lieu of, all other rights and remedies available to Bank as a result of such overdue payment. If a law which applies to this Note is interpreted so that the interest collected or to be collected hereunder exceeds the legal amount, then the interest rate charged hereunder shall be reduced by the amount necessary to reduce the interest charged to the maximum legal amount and this Note and all sums due hereunder shall immediately become due and payable in full at the election of the holder hereof. It is agreed that all matured interest installments outstanding shall also bear interest until paid at the same rate that continues to accrue on the principal outstanding. Any payment on this Note that is overdue for more than fifteen (15) days from its due date shall be increased by an amount equal to the lesser of $250.00 or five percent (5%) of the overdue payment.

        5. Bank and Borrower agree that upon the written demand of either party, whether made before or after the institution of any legal proceedings, but prior to the rendering of any judgment in that proceeding, all disputes, claims and contract disputes and tort claims, shall be resolved by binding arbitration pursuant to the Commercial Rules of the American Arbitration Association. Any arbitration proceeding held pursuant to this arbitration provision shall be conducted in the city nearest the Borrower's address having an AAA regional office, or at any other place selected by mutual agreement of the parties. No act to take or dispose of any Collateral shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This arbitration provision shall not limit the right of either party during any dispute, claim or controversy to seek, use and employ ancillary, or preliminary rights and/or remedies, judicial or otherwise, for the purposes of realizing upon, preserving, protecting, foreclosing upon or proceeding under forcible entry and detainer for possession of, any real or personal property, and any such action shall not be deemed an election of remedies. Such remedies include, without limitation, obtaining injunctive relief or a temporary restraining order, invoking power of sale under any deed of trust or mortgage, obtaining a writ of attachment or imposition of a receivership, or exercising any rights relating to personal property including taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code or when applicable, a judgment by confession of judgment. Any disputes, claims or controversies concerning the lawfulness or reasonableness of an act, or exercise of any right or remedy concerning any Collateral, including any claim to rescind, reform or otherwise modify any agreement relating to the Collateral, shall also be arbitrated, provided, however, that no arbitrator shall have the right or the power to enjoin or restrain any act of either party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this arbitration provision shall preclude either party from seeking equitable relief from a court of competent jurisdiction. The status of limitations, estoppel, waiver, laches and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of any action for these purposes. The Federal Arbitration Act (Title 9 of the United States Code) shall apply to the construction, interpretation, and enforcement of this arbitration provision.

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        6.   Borrower will be in default if any of the following happens:
(a) Borrower fails to make any payment or principal or interest when due under this Note or any other indebtedness owing now or hereafter by Borrower to Bank; (b) failure of Borrower or any other party to comply with or perform any term, obligation, covenant or condition contained in this Note or in any other promissory note, credit agreement, loan agreement, guaranty, security agreement, mortgage, deed of trust or any other instrument, agreement or document, whether now or hereafter existing, executed in connection with this Note (the Note and all such other instruments, agreements, and documents shall be collectively known herein as the "Related Documents"); (c) any representation or statement made or furnished to Lender herein, in any of the Related Documents or in connection with any of the foregoing is false or misleading in any material respect; (d) Borrower dissolves (regardless of whether election to continue is made), any member withdraws from Borrower, any member dies, or any of the members or Borrower or any other party liable for the payment of this Note, whether as maker, endorser, guarantor, surety or otherwise, becomes insolvent or bankrupt, has a receiver or trustee appointed for any part of its property, makes an assignment for the benefit of its creditors, or any proceeding is commenced either by any such party or against it under any bankruptcy or insolvency laws;
(e) the occurrence of any event of default specified in any of the other Related Documents or in any other agreement now or hereafter arising between Borrower and Bank; (f) the occurrence of any event which permits the acceleration of the maturity of any indebtedness owing now or hereafter by Borrower to any third party; or (g) the liquidation, termination, dissolution, death or legal incapacity of Borrower or any other party liable for the payment of this Note, whether as maker, endorser, guarantor, surety, or otherwise.

        7. The occurrence of any Event of Default shall entitle the holder hereof to declare the entire principal balance of this Note, together with all accrued interest, and all other liabilities, indebtedness and obligations of Borrower to Bank, whether now existing or hereafter created, to be immediately due and payable, and to take any and all action allowed the holder by law or equity, under the terms of this Note and under the terms of any other agreements between Borrower and Bank. Upon default, including failure to pay upon final maturity, Bank, at its option, may also, if permitted under applicable law, do one or both of the following: (a) increase the applicable interest rate on this Note 3.00 percentage points, and (b) add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Note (including any increased rate). The interest rate will not exceed the maximum rate permitted by applicable law.

        8. All rights and remedies of Bank under this Note, any document securing or relating thereto, and under any other applicable law or at equity, are and shall be cumulative to the greatest extent permitted by law. The delay or failure of Bank or the holder hereof to insist upon strict performance of any of the terms of this Note, or to exercise any rights herein confirmed shall not be construed as a waiver or relinquishment to any extent of Bank's or the holder's right to assert or rely upon such terms or rights at any subsequent time or in any other instance.

        9. The Borrower and all endorsers, guarantors and all other parties to this Note hereby:

             (a) consent to the negotiation or assignment of this Note to any other person at any time;

             (b) waive presentment and demand, notice of demand, notice of dishonor, protest and notice of protest and non-payment thereof and all other notices or demands in connection with the delivery, acceptance, performance, default, enforcement, endorsement or guarantee hereof;

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             (c)  waive all exemptions to which they may now or
                  hereafter be entitled under the laws of this or any other state or of the United States;

             (d) waive any requirement of marshaling of assets and all other legal or equitable doctrines which might otherwise require the holder hereof to proceed against any persons or any collateral or any other property or with respect to any other rights in any particular order and agree that the holder may elect not to proceed against any collateral securing this note and may instead seek to enforce and collect this note through whatever means may otherwise be available at law or equity;

             (e) agree that Bank shall have the right, but not the obligation, without notice to Borrower or any other party, to renew this Note, grant the Borrower extensions of time for, or changes in the amounts of, payment of this Note or any other indulgence or forbearance by Bank, and Bank may release any or all of the security and collateral for this Note, and modify the terms of any of the Loan Documents or any other document securing or relating to this Note, and may release any guarantors, endorsers or any party to this Note, and otherwise deal in any way, at any time, with Borrower, or any guarantor of this Note or with any other party who may become primarily or secondarily liable for any of the obligations of Borrower under this Note, in every instance without the consent of Borrower or any such other parties and without in any way affecting the continuing liability of the Borrower or any such other parties hereunder or under any of the other Loan Documents.

        10. Bank shall have the right to set off, at all times and without notice to Borrower, and Borrower hereby grants Bank a security interest in, any and all deposits, credits, accounts, securities, certificates of deposit, cash, instruments, documents, general intangibles and any other property or other sums of Borrower at any time or times held by Bank or credited by or due from Bank to Borrower, whether held by Bank in a fiduciary capacity or otherwise, and all products and proceeds thereof, as additional security for all sums due hereunder and all other liabilities of Borrower to Bank, whether now existing or hereafter arising or acquired and whether absolute or contingent.

        11. The Borrower agrees that it will pay to the Bank or the holder hereof all costs and expenses, including without limitation reasonable attorneys' fees, incurred by Bank in connection with the preparation of this Note and all related documentation, the enforcement thereof, and the collection or attempted collection of the sums due hereunder or in securing or attempting to secure or protecting and defending or attempting to protect and defend holder's interest in any property securing this Note.

        12. BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF BANK AND BORROWER. BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT TO BANK.

        13. The Borrower agrees that the sole proper venue for the determination of any litigation commenced by either Borrower or Bank on any basis shall be in a court of competent jurisdiction which is located in Fayette County, Kentucky, and the parties hereby expressly declare that any other venue

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shall be improper and Borrower expressly waives any right to a determination of any such litigation against Bank by a court in any other venue. Borrower further agrees that service of process by any judicial officer or by registered or certified U.S. mail shall establish personal jurisdiction over Borrower, and Borrower waives any rights under the laws of any state to object to jurisdiction within the Commonwealth of Kentucky. Borrower acknowledges that this Note was executed and delivered in the Commonwealth of Kentucky and shall be governed and construed in accordance with the laws thereof. The aforesaid means of obtaining personal jurisdiction and perfecting service of process are not intended to be exclusive, but are cumulative and in addition to all other means of obtaining personal jurisdiction and perfecting service of process now or hereafter provided by the laws of the Commonwealth of Kentucky or by any other state in an action brought by Bank in such state.

        14.  The substantive laws of the Commonwealth of Kentucky
(without regard to provisions governing conflicts of laws) shall govern the construction of this Note and the rights and remedies of the parties hereto.

        15. Time is of the essence in the payment and performance of all of Borrower's obligations under this Note and all documents securing this Note or relating hereto.

        16. This Note cannot be modified, altered or amended except by an agreement in writing duly signed and acknowledged by authorized representatives of Bank and Borrower.

        17. If any one or more of the provisions of this Note, or the applicability of any such provision to a specific situation, shall be held invalid or unenforceable, such provision shall be modified to the minimum extent necessary to make it or its application valid and enforceable, and the validity and enforceability of all other provisions of this Note and all other applications of any such provision shall not be affected thereby. In the event such provision(s) cannot be modified to make it or them enforceable, the invalidity or unenforceability of any such provision(s) of this Note shall not impair the validity or enforceability of any other provision of this Note.

        18. This Note shall bind the heirs, successors and assigns of Borrower and shall inure to the benefit of Bank and its successors and assigns. Borrower shall not assign or allow the assumption of its rights and obligations hereunder without Bank's prior written consent.

        DATED as of the day and year first above written.

                                       EQUITY INSURANCE MANAGERS, INC.

                                       BY: /s/ D. R. Meyer
                                          ----------------------------

                                       TITLE: President
                                             -------------------------

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